Exhibit 99.1

Investor Meeting August 26, 2014 Content How it Works Investment Upsides Partners Passion to Improve

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods. Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings. 1

HOW IT WORKS --“Growing Forward” Strategy . . . . 2 . . . . drives consistent, predictable year-over-year growth. Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations

HOW IT WORKS -- Sustainable EPS a Growth . . . . . . . . 5% to 7% each year without “resets”. _ _ _ _ _ a Adjusted EPS (non-GAAP) $2 +7% +6% $1.78 $1.76 $1.66 $1.35 $1.44 $1.55 $1.52 $1.66 $1.63 Original guidance $1.78 $1.73 3 EPS 0

HOW IT WORKS -- Near Term . . . . 4 . . . . steps ahead. Investment & EPS Growth Ten-year Conservative Plan Big Upsides, not in plan Competitive Rates Elections A B C D Energy Law Update C B D A

INVESTMENT --“Catch-Up” . . . . 5 . . . . creating an opportunity for the next ten years. Amount (billions) $1.8 CMS Peers _ _ _ _ _ Source: 10K; actual amounts through 2013 smoothed for illustration Restructuring Catch-Up $1.5 / year Investment Criteria: Reduces fuel cost Lowers O&M Adds customer value Meets state & federal mandates

 INVESTMENT -- Ten-Year Plan Expanding . . . . 6 . . . . driving long-term growth, while keeping base rates below inflation. 2013-2022 10-Year Plan Opportunity Level $15 Billion $15 Billion $20+ Billion Opportunity Amount (bils) Generation capacity PPA replacement $1.7 ROA return Higher renewables .3 Gas conversions & expansion 1.0 Electric reliability 2.0 Total Opportunities $5.0 X Rate Base 5%-7% Customer base rates <2 >4 Upside?

INVESTMENT -- Customer-Driven . . . . Clean Power $2.3 Billion Reliability $4.2 Billion . . . . remains small and incremental, with no big bets. Renewable energy Jackson gas plant Gas storage Propane switching Gas transmission Gas distribution Electric reliability Consumers Smart Energy Electric distribution Capacity $1.6 Billion Infrastructure $5.4 Billion Environmental Gas conversion Ludington Pumped Storage 7 Opportunity $5 Billion Gas combined cycle Gas infrastructure Higher renewables

8 . . . . emerging with replacements not yet in plan! Ten-year Capacity Growth ~800 MW 1,240 MW MW PPA 2,600 capacity ~30% ~8,600 MW 540 MW 410 MW Shortfall Owned 6,000 780 MW 900 MW Potential for ~3,000 MW of owned capacity 2,000 MW 11,000 Further Upside INVESTMENT -- Capacity Opportunities . . . . PPA’s Expire Owned 8,820 PPA 580 Not in plan

INVESTMENT -- MISO Zone 7 Capacity . . . . . . . . shortfall expected to be 2,000 MW in 2016. As of June 2, 2014 (in GW) 22.8 3.2 21.6 24.8 Reserves Demand 2.0 _ _ _ _ _ Source: MISO MISO Zones 7 9

10 . . . . could add value to the 700 MW “DIG” plant. Capacity price ($ kW per month) Today (mils) Future Scenarios (mils) $55 $35 +$50 Opportunity Recent Contracts DIG “energy” contract 9 years 250 MW @ $4.06 kW per month < +$30 $5 Upside: Capacity and energy contracts layered in over time UPSIDES -- Capacity Price Increases . . . .

UPSIDES -- Economic Growth . . . . . . . . almost 2% of sales growth, layered in over time. Examples of New Business 11 Electric Gas Combination Top Ten (MW) Brembo 24 MW Enbridge Energy 19 Automotive customer 10 MSU FRIB 9 WKW Roof Rack Systems 8 Betz Industries 8 Dart Container 5 MACI 5 Magna-Cosma Casting 4 Durolast Roofing 4 MACI 5 MW Betz Industries 8 MW Post 1 MW Brembo 24 MW Magna-Cosma 4 MW WKW Roof Rack Systems 8 MW MSU FRIB 9 MW Enbridge 19 MW Total 96 MW Dart Container 5 MW ~ Denso 2 MW Continental Dairy 2 MW Durolast Roofing 4 MW

Economy Performance Manpower Employment Survey _ _ _ _ _ Sources: Forbes, Manpower, and CareerBuilder 29% 22% (Third Quarter Outlook) % Increase staffing 3rd best state! 32% #1 City to raise a family #2 Metro job growth since 2010 #3 Best midsize city for jobs in 2014 #4 Best city in U.S. to find a job 12 Best labor market in nation UPSIDES -- Grand Rapids Economic Results . . . . . . . . nationally recognized and ranked as a top city.

UPSIDES -- O&M Cost Control . . . . 13 Average Annual O&M Change +6% -2% -2% Plan Conservatively Upside? _ _ _ _ _ a -8% Before reinvestment +2% CMS CMS CMS CMS . . . . provides headroom for conservative planning ahead. CMS -1% Peer Average up +6% -1% CMS 2013 over 2006 Electric Non-fuel O&M Cost Peers Peers Peers

UPSIDES -- Customer-Focused O&M Reinvestment . . . . 14 . . . . delivers for both customers AND owners. 2014 2013 Adjusted EPS (non-GAAP) Guidance January March 31 June 30 December +9¢ +14¢ +18¢ +9¢ +15¢ 2nd QTR 7%- 6% Good choices ahead (3)¢ O&M Reinvestment: Reliability (2) Parent debt prefunding (3) Weather 22¢ Cost savings 4 Reinvest & other (11) Total 15¢ Sales & other 2¢

PARTNERS -- Michigan Energy Law . . . . Historical test year 12-18 months regulatory lag No cap on ROA 15 10% renewables by 2015 Energy efficiency standards File-and-implement 10% ROA cap Adaptability Reliability Affordability Environmental protection Before 2008 TODAY 2015 Improvements . . . . builds on 2008 Law! Gov. signed new rate design bill Senate workgroup formed to study 2015 Energy Law improvements Update

 PARTNERS -- Michigan Governor’s Race . . . . 16 . . . . focus on non-energy issues. Mark Schauer Democrat, Challenger Rick Snyder Republican, Incumbent Campaign Issues Education Jobs Roads Detroit On Energy On ROA As Senate Democratic Leader, Mark played a key role in the successful passage of the 2008 Energy Law. “Choice creates a lot of challenges and problems, essentially trying to arbitrage markets.” -Governor Rick Snyder

 PARTNERS -- Constructive Regulation . . . . 17 . . . . is supported by a quality Commission and a strong Law. Tier 1 State Ranking Barclays Research Michigan John Quackenbush (R), Chairman Term Ends: July 2, 2017 Greg White (I) Term Ends: July 2, 2015 Sally Talberg (I) Term Ends: July 2, 2019 Commission

 Key Takeaways . . . . 18 . . . . distinguish CMS “passion to improve” for customers AND owners. _ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 EPS a “Real” Growth (No “Resets”) $2.00 Core Fundamentals Ten-Year Visible Investment Strong Cost Control Conservative Planning Supportive Regulatory Target 5% - 7% Actual = 7% +11% Target 6% - 8% Actual EPS = 8% +7% +12% +12% +4% +7% +7% +7% +8% 7% 5% 7% 5% (Self-funded) (Among best) (Upside) Catalyst Upside Not in Plan!

Appendix

Capital Expenditures 20 2013-2017 2018-2022 Total 2013 2014 2015 2016 2017 Subtotal Subtotal 2013-2022 (mils) (mils) (mils) (mils) (mils) (mils) (mils) (mils) New Generation (includes Renewables) $ 136 $ 222 $ 61 $ 213 $ 44 $ 676 $ 1,105 $ 1,781 Environmental 314 280 201 122 114 1,031 420 1,451 Gas 172 227 237 215 188 1,039 1,435 2,474 Smart Energy 69 84 134 174 120 581 - 581 Electric Reliability 160 244 259 157 179 999 1,405 2,404 Maintenance 601 600 605 601 598 3,005 3,645 6,650 Total $ 1,452 $ 1,657 $ 1,497 $ 1,482 $ 1,243 $ 7,331 $ 8,010 $ 15,341 Electric $ 1,049 $ 1,212 $ 1,004 $ 1,003 $ 797 $ 5,065 $ 5,378 $ 10,443 Gas 403 445 493 479 446 $ 2,266 2,632 4,898 Total $ 1,452 $ 1,657 $ 1,497 $ 1,482 $ 1,243 $ 7,331 $ 8,010 $ 15,341

2015 Gas Rate Case . . . . 21 Overview Rate Base (bils) XX ROE XX Equity - Regulatory XX Equity - Financial XX Residential Gas Customer Cost . . . . supports capital investment offset partially by lower costs. Amount (Mils) Capital Investment $ Cost & Other (56) Request $ 88 2016-2017 Investment Recovery Mechanism $ 92 Existing $3.14 10.3% 41.3 50.9  144 Request $3.65 10.7% 41.7 52.5 Amount $3.00 2.00 1.00 June 2012 June 2015 1.04 1.40 $2.44 1.12 1.12 $2.24 Projected 9% decrease! (per day) GCR Base rate (2012) (2015)

Capacity Diversity . . . . 22 . . . . evolving to cleaner generation while becoming more cost competitive. 2005 2017 2014

GAAP Reconciliation

24 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 After-tax items: Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 - 0.17 - Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) * Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * * Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - - Cumulative accounting changes 0.16 0.01 - - - - - - - - - Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 Mark-to-market impacts 0.03 (0.43) 0.51 Adjusted earnings per share, excluding MTM - non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA * Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock. Earnings Per Share By Year GAAP Reconciliation (Unaudited)